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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 1, 1999


                           Pentegra Dental Group, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                 1-13725                       76-0545043
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)


             2999 N. 44th Street, Suite 650, Phoenix, Arizona 85018
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (602) 952-1200


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Item 2. Acquisition or Disposition of Assets.

         Omega Orthodontics Acquisition

         On July 1, 1999, a wholly owned subsidiary ("Merger Sub") of Pentegra Dental Group, Inc., a Delaware corporation (the "Company"), merged (the "Merger") with and into Omega Orthodontics, Inc., a Delaware corporation ("Omega"), all pursuant to the terms of the Agreement and Plan of Merger, dated March 15, 1999 (the "Merger Agreement").

         As a result of the Merger, Omega became a wholly owned subsidiary of the Company and the Company became the indirect owner of all of the assets and properties, real and personal, tangible and intangible, and liabilities of Omega, a company that provides management and marketing services to orthodontic and endodontic practices in the United States. Omega offers its services primarily under an affiliate relationship whereby it purchases the equity interests in a management services organization that holds certain assets of and is associated with an orthodontic or other dental specialty practice that contractually affiliates with Omega and enters into a long-term management services agreement with the affiliated practice. The combined company intends to continue to enter into management services agreements with additional affiliated practices following the merger.

         To the best knowledge of the Company, at the time of the Merger there was no material relationship between (i) Omega and its stockholders on the one hand and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other.

         The aggregate consideration paid by the Company as a result of the merger was 1,743,169 shares of common stock, par value $.001 per share, of the Company. The acquisition consideration for the Merger was determined by arms-length negotiations between the parties to the Merger Agreement.


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Item 7. Financial Statements and Exhibits.

         (a) Certain of the otherwise required financial statements of the business acquired in the Merger (being the audited balance sheets of Omega as of December 31, 1997 and 1998 and the related statements of operations, stockholders' equity and cash flows for each of the two years in the period ended December 31, 1998) were previously filed with the Securities and Exchange Commission (the "SEC") and appear on pages F-39 through F-58 in the Joint Proxy Statement/Prospectus that forms a part of the Company's Registration Statement on Form S-4 (No. 333-78335) as filed with the SEC on May 12, 1999, and are not required herein in reliance on General Instruction B.3. to Form 8-K. The financial information of Omega included in Exhibit 99.1 hereto is incorporated herein by reference.

         (b) The otherwise required unaudited pro forma financial information for the Merger (being (i) the unaudited pro forma combined balance sheet of the Company and Omega, as of December 31, 1998 and (ii) the unaudited pro forma combined statements of operations for the nine months ended December 31, 1998) was previously filed with the SEC and appear on pages F-3 through F-6 in the Joint Proxy Statement/Prospectus that forms a part of the Company's Registration Statement on Form S-4 (No. 333-78335) as filed with the SEC on May 12, 1999. As such, none of the above financial statements are required herein in reliance on General Instruction B.3. to Form 8-K.

         (c) Exhibits

Exhibit No.                             Description
-----------                             -----------
    2.1       -   Agreement and Plan of Merger dated as of March 15, 1999 by and among Pentegra Dental Group, Inc., Special Omega Acquisition
                  Corporation, Omega Orthodontics, Inc., Robert J. Schulhof, C.
                  Joel Glovsky, David T. Grove, Dean C. Bellavia and Floyd V.
                  Elliott (1).

   99.1       -   Unaudited financial statements of Omega for the quarter ended
                  March 31, 1999 (2).

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(1) - Previously filed as an exhibit to the Company's Registration Statement on
      Form S-4 (No. 333-78335) and incorporated herein by reference.

(2) - Included in Omega's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1999; File No. 0-23055.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PENTEGRA DENTAL GROUP, INC.



                                         By: /s/ James M. Powers, Jr., D.D.S.
                                            ---------------------------------
                                            James M. Powers, Jr., D.D.S.
                                            Chairman of the Board, President and
                                            Chief Executive Officer

Date: July 14, 1999


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